                                 AB FUNDS TRUST

                  GS2 CLASS - GS4 CLASS - GS6 CLASS - GS8 CLASS

                       Supplement dated November 24, 2004
                                       to
                        Prospectus dated November 8, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

GROWTH EQUITY FUND. The last two sentences of the third paragraph, under the
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heading Growth Equity Fund, on page 79 of the Prospectus are deleted and
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replaced with the following:
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TCW Investment Management Company ("TCW"), Los Angeles, California: Craig Blum
and Steve Burlingame serve as Co-Portfolio Managers for the portion of the Growth Equity Fund managed by TCW. They replaced Glen E. Bickerstaff, Senior Portfolio Manager, in this role. Mr. Blum joined TCW in 1999. Prior to joining TCW, Mr. Blum was a senior analyst with FMAC Capital Markets. Prior to joining TCW in 2002, Mr. Burlingame was an analyst with Brandywine Asset Management.

SMALL CAP EQUITY FUND. The second paragraph under the heading Small Cap Equity
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Fund, on page 79 of the Prospectus is deleted and replaced with the following:
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On October 5, 2004, High Rock Capital LLC ("High Rock") notified the Trust of its intent to terminate its sub-advisory agreement and return the assets of the Small Cap Equity Fund (the "Fund"), which it manages, effective December 31, 2004. At a quarterly meeting held on November 3, 2004, the Board of Trustees (the "Board") of AB Funds Trust (the "Trust") voted to terminate the sub-advisory agreement with High Rock on behalf of the Fund. SBC Financial Services, Inc. (the "Investment Adviser") has engaged Northern Trust Investments, N.A. ("Northern Investments"), a sub-adviser to the Fund, to provide transition management services. The portion of the Fund's assets previously managed by High Rock will be invested in exchange-listed equity futures contracts to gain exposure to the Russell 2000(R) Index and a portion in Treasury securities to gain market exposure on cash balances. The Investment Adviser intends to pursue these investment strategies for a period of approximately 3 months, or until such time as the Board of Trustees appoints another sub-adviser for the Fund.

LOW-DURATION BOND FUND. The third paragraph under the heading Low-Duration Bond
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Fund, on page 76 of the Prospectus is deleted and replaced with the following:
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During 2003 and 2004, Pacific Investment Management Company LLC ("PIMCO"),
PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI", formerly known as Allianz Dresdner Asset Management of America L.P.), other investment advisers owned by AGI, and PA Distributors LLC ("PAD") (a broker-dealer owned by AGI and the distributor of PIMCO Funds), were investigated by the Securities and Exchange Commission ("SEC"), the New York Attorney General and the New Jersey Attorney General, regarding late trading and market timing in mutual funds they manage or distribute. In addition, PA Fund Management LLC ("PAFM") (another investment adviser owned by AGI), PAD and other affiliates of PIMCO have been investigated by the SEC and the California Attorney General with respect to compensation arrangements (sometimes called "revenue sharing") relating to the sale of mutual fund shares and the use of brokerage commissions to recognize brokers effecting sales of the mutual funds managed or distributed by them.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement with AGI, PAD and PEA Capital LLC ("PEA Capital") (an investment adviser owned by
AGI) in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004, which was based upon alleged market timing activity in certain mutual funds managed or distributed by the defendants.

On September 13, 2004, the SEC initiated a settled administrative proceeding against PEA Capital, PAFM and PAD relating to alleged market timing activity in certain equity funds managed or advised by PAFM and PEA Capital. Previously, on May 6, 2004, the SEC had filed a civil action in federal court against PEA Capital, PAFM, PAD, Stephen J. Treadway, the former chief executive officer of PAD, and Kenneth W. Corba, the former chief executive officer of PEA Capital. In connection with the settled administrative proceeding, the SEC will voluntarily dismiss the civil action against PEA Capital, PAFM and PAD. PIMCO was not named in the SEC civil action and is not a party to the settled administrative proceeding.

On September 15, 2004, the SEC initiated a settled administrative proceeding against PAFM, PEA Capital and PAD with respect to compensation arrangements (sometimes called "revenue sharing") relating to the sale of mutual fund shares and the use of brokerage commissions to recognize brokers effecting sales of the mutual funds managed or distributed by them. On the same day, the Attorney General of the State of California announced that he had entered into a settlement agreement with PAD with respect to the same conduct that was the subject of the SEC settlement. Neither of these matters involved PIMCO.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                 AB FUNDS TRUST

                  GS2 CLASS - GS4 CLASS - GS6 CLASS - GS8 CLASS

                       Supplement dated November 24, 2004
                                       to
           Statement of Additional Information dated November 8, 2004

THIS SUPPLEMENT PROVIDES NEW INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

The paragraph entitled "High Rock Capital LLC" should be deleted in its entirety from the section describing control persons of sub-advisers for the Small Cap Equity Fund, on page 41 of the SAI.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.